SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2007
GRUBB & ELLIS COMPANY
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-8122 (Commission File Number)	94-1424307 (IRS Employer Identification No.)

1551 North Tustin Avenue, Suite 300 Santa Ana, California (Address of Principal Executive Offices)	92705 (Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

     Item 8.01 Other Events.
     On December 19, 2007, Triple Net Properties, LLC, an indirect wholly-owned subsidiary of Grubb & Ellis Company, issued three (3) press releases: (i) a press release announcing the acquisition of Exchange South, a portfolio of office buildings located in Jacksonville, Florida (the “Exchange South Press Release”); (ii) a press release announcing the acquisition of Woodside, a portfolio of office buildings located in Beaverton, Oregon (the “Woodside Press Release”); and (iii) a press release announcing the acquisition of Emberwood Apartments, an apartment community located in Lafayette, Louisiana (the “Emberwood Press Release”).
     A copy of each of the Exchange South Press Release, the Woodside Press Release and the Emberwood Press Release is annexed to this Current Report on Form 8-K as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and each is hereby incorporated herein by reference.
     Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release, (“Triple Net Properties Acquires Exchange South in Jacksonville, Florida”), dated December 19, 2007, of Triple Net Properties, LLC.

99.2	Press Release, (“Triple Net Properties Acquires Woodside in Beaverton, Oregon”), dated December 19, 2007, of Triple Net Properties, LLC.

99.3	Press Release, (“Triple Net Properties Acquires Emberwood Apartments in Lafayette, Louisiana”), dated December 19, 2007, of Triple Net Properties, LLC.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRUBB & ELLIS COMPANY
Date: December 21, 2007	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, (“Triple Net Properties Acquires Exchange South in Jacksonville, Florida”), dated December 19, 2007, of Triple Net Properties, LLC.

99.2	Press Release, (“Triple Net Properties Acquires Woodside in Beaverton, Oregon”), dated December 19, 2007, of Triple Net Properties, LLC.

99.3	Press Release, (“Triple Net Properties Acquires Emberwood Apartments in Lafayette, Louisiana”), dated December 19, 2007, of Triple Net Properties, LLC.

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